                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
--------------------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

[ ] Preliminary Proxy Statement          [X] Definitive Proxy Statement
[ ] Definitive Additional Materials      [ ] Soliciting Materials Pursuant to
[ ] Confidential, for use of the Section 240.14a-11(c) or Commission Only (as permitted Section 240.14a-12by Rule 14a-6(e)(2))

                                 SIX FLAGS, INC.
                 -----------------------------------------------
                (Name of Registrant as Specified in its Charter)


       -------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

2)   Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth amount on which the filing fee is calculated and state how it was determined):

4)   Proposed maximum aggregate value of transaction:

5)   Total fee paid:

             -------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party:

4)   Date Filed:

                                SIX FLAGS, INC.
                           11501 NORTHEAST EXPRESSWAY
                         OKLAHOMA CITY, OKLAHOMA 73131
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------

                                  JUNE 5, 2001
                            ------------------------

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Six Flags, Inc. (the "Company") will be held at the Hotel Intercontinental, 111 East 48th Street, New York, New York 10017, on Tuesday, June 5, 2001, at 10:00 a.m., E.D.T., for the following purposes, all as more fully described in the attached Proxy Statement:

        1. To elect seven directors to serve for the ensuing year and until their respective successors are elected and qualified.

        2. To approve the adoption of the Company's 2001 Stock Option and Incentive Plan.

        3. To approve the adoption of the Company's Stock Option Plan for Directors.

        4. To ratify the selection by the Company's Board of Directors of KPMG LLP as independent public accountants of the Company for the year ending December 31, 2001.

        5. To transact such other business as may properly come before the meeting and any and all adjournments thereof.

     The Board of Directors has fixed the close of business on April 16, 2001, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting or any adjournment thereof.

     A copy of the Company's Annual Report for the year ended December 31, 2000 is enclosed.

     YOU ARE EARNESTLY REQUESTED TO DATE, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENVELOPE ENCLOSED FOR THAT PURPOSE (TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES) WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON. THE PROXY IS REVOCABLE BY YOU AT ANY TIME PRIOR TO ITS EXERCISE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING OR ANY ADJOURNMENT THEREOF. THE PROMPT RETURN OF THE PROXY WILL BE OF ASSISTANCE IN PREPARING FOR THE MEETING AND YOUR COOPERATION IN THIS RESPECT WILL BE APPRECIATED.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          RICHARD A. KIPF
                                          Secretary

Oklahoma City, Oklahoma
April 25, 2001

                                SIX FLAGS, INC.
                           11501 NORTHEAST EXPRESSWAY
                         OKLAHOMA CITY, OKLAHOMA 73131
                            ------------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 5, 2001
                            ------------------------

     This Proxy Statement and the accompanying proxy are being furnished to holders of common stock ("stockholders") of SIX FLAGS, INC. (the "Company") in connection with the solicitation of proxies by the Board of Directors for use in voting at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Hotel Intercontinental, 111 East 48th Street, New York, New York 10017, on Tuesday, June 5, 2001, at 10:00 a.m., E.D.T., and at any and all adjournments thereof.

     If the enclosed proxy is properly signed and returned, your shares will be voted on all matters that properly come before the Annual Meeting for a vote. If instructions are specified in your signed proxy with respect to the matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are so specified, your shares will be voted FOR the election of directors named in Proposal 1, FOR the approval of Proposal 2 (approval of the Company's 2001 Stock Option and Incentive Plan), FOR the approval of Proposal 3 (approval of the Company's Stock Option Plan for Directors) and FOR the approval of Proposal 4 (ratification of independent public accountants for the year ending December 31, 2001). Your proxy may be revoked at any time prior to being voted by: (i) filing with the Secretary of the Company (Richard A. Kipf), at the above address, written notice of such revocation, (ii) submitting a duly executed proxy bearing a later date or (iii) attending the Annual Meeting and giving the Secretary notice of your intention to vote in person.

     On or about April 27, 2001, this Proxy Statement and the accompanying proxy, together with a copy of the Annual Report of the Company for the year ended December 31, 2000, including financial statements, are being mailed to each stockholder of record at the close of business on April 16, 2001 (the "Record Date").

     WHETHER OR NOT YOU ATTEND THE ANNUAL MEETING, YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO SIGN AND RETURN THE ACCOMPANYING PROXY REGARDLESS OF THE NUMBER OF SHARES YOU OWN. Shares can be voted at the Annual Meeting only if the holder is represented by proxy or is present.

                               VOTING SECURITIES

     The Board of Directors has fixed the close of business on April 16, 2001 as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting or any and all adjournments thereof. As of that date, the Company had issued and outstanding 91,889,363 shares of Common Stock, the Company's only class of outstanding securities entitled to vote at the Annual Meeting. Each stockholder of the Company will be entitled to one vote for each share of Common Stock registered in its name on the Record Date. A majority of all of the outstanding shares of Common Stock constitutes a quorum at the Annual Meeting.

     Neither abstention votes nor any broker non-votes (i.e., votes withheld by brokers on non-routine proposals in the absence of instructions from beneficial owners) will be counted as present or represented at the Annual Meeting for purposes of determining whether a quorum exists.

                         STOCK OWNERSHIP OF MANAGEMENT
                         AND CERTAIN BENEFICIAL HOLDERS

     The following table sets forth certain information as of March 1, 2001 (except as noted below) as to Common Stock beneficially owned by (a) each of the Company's current directors and nominees to serve as directors, (b) all current directors and officers of the Company as a group, and (c) each person who, to the best of the Company's knowledge, beneficially owned on that date more than 5% of the outstanding Common Stock.

                                                               NUMBER OF SHARES     PERCENTAGE
NAME OF BENEFICIAL OWNER                                      BENEFICIALLY OWNED    OF CLASS(1)
------------------------                                      ------------------    -----------
Paul A. Biddelman(2)........................................          45,984           *
Kieran E. Burke(3)..........................................         986,043            1.1
James F. Dannhauser(4)......................................         530,000           *
Michael E. Gellert(5).......................................       2,739,253            3.0
Francois Letaconnoux(6).....................................              --           *
Stanley S. Shuman(7)........................................          40,000           *
Gary Story(8)...............................................         531,215           *
FMR Corp.(9)................................................      10,725,540           11.7
  82 Devonshire Street
  Boston, Massachusetts 02109
Wellington Management Company, LLC(10)......................       7,453,920            8.1
  75 State Street
  Boston, Massachusetts 02109
Wallace R. Weitz & Company(11)..............................       7,142,600            7.8
  1125 South 103rd Street, Suite 600
  Omaha, Nebraska 68124-6008
Mellon Financial Corporation(12)............................       5,713,978            6.2
  One Mellon Center
  Pittsburgh, Pennsylvania 15258
Iridian Asset Management LLC(13)............................       5,344,300            5.8
  276 Post Road West
  Wesport, Connecticut 06880-4704
All directors and officers as a group (15 persons)(14)......       5,357,329            5.7

---------------
  *  Less than one percent.

 (1) For purposes of calculating the Percentage of Class, the number of outstanding shares at the Record Date (91,889,363) is used.

 (2) Does not include: (i) shares held for discretionary customer accounts by Hanseatic Corporation ("Hanseatic"), in which Mr. Biddelman serves as an executive officer; and (ii) shares held by Hanseatic Americas LDC, a Bahamian limited duration company in which the sole managing member is Hansabel Partners LLC, in which the sole managing member is Hanseatic. Mr. Biddelman does not hold voting or investment power with respect to any such shares. Also does not include options to purchase 20,000 shares granted in 2000 under the Stock Option Plan for Directors (the "Director Plan"), since such Plan must be approved at the Annual Meeting before options thereunder become exercisable. See "Proposal 3 -- Stock Option Plan for Directors."

 (3) Includes 202,443 shares of Common Stock and options to purchase 775,000 shares of Common Stock as to which Mr. Burke has sole voting and investment power. Also includes 8,600 shares as to which Mr. Burke's wife has voting and investment power. Does not include 427,329 shares of restricted stock (including shares issued in April 2001 as described under "Executive Compensation") and options to purchase 350,000 shares which had not vested on the date of this Proxy Statement.

 (4) Includes 60,000 shares of Common Stock and options to purchase 470,000 shares of Common Stock as to which Mr. Dannhauser has sole voting and investment power. Does not include 319,545 shares of restricted stock (including shares issued in April 2001 as described under "Executive Compensation") and options to purchase 350,000 shares which had not vested on the date of this Proxy Statement.

 (5) Includes 467,203 shares of Common Stock, as to which Mr. Gellert has sole voting and investment power. Also includes 2,272,050 shares of Common Stock beneficially owned by Windcrest Partners ("Windcrest") which shares voting and investment power with its general partners, Michael E. Gellert and Robert J. Gellert. Does not include options to purchase 20,000 shares granted in 2000 under the Directors Plan, which are not exercisable prior to stockholder approval of such plan at the Annual Meeting.

 (6) Does not include options to purchase 20,000 shares granted in 2000 under the Directors Plan, which are not exercisable prior to stockholder approval of such plan at the Annual Meeting .

 (7) Does not include options to purchase 20,000 shares granted in 2000 under the Directors Plan, which are not exercisable prior to stockholder approval of such plan at the Annual Meeting.

 (8) Includes 21,590 shares of Common Stock and options to purchase 509,625 shares of Common Stock as to which Mr. Story has sole voting and investment power. Does not include 373,252 shares of restricted stock (including shares issued in April 2001 as described in "Executive Compensation") and options to purchase 350,000 shares which had not vested on the date of this Proxy Statement.

 (9) Includes 10,375,370 shares of Common Stock beneficially owned by Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp. and a registered investment adviser (including 4,253,600 shares of Common Stock owned by Fidelity Contrafund). The number of shares of Common Stock shown includes 1,847,6000 shares of Common Stock into which 923,800 shares of the Company's Premium Income Equity Securities held by Fidelity on December 31, 2000 were then convertible. Edward C. Johnson, Chairman of FMR Corp. and Abigail Johnson, a director of FMR Corp., and members of the Johnson family may be deemed to form a controlling group with respect to FMR Corp. Information is shown as of December 31, 2000 and has been derived from Amendment No. 2 to Schedule 13G, dated February 14, 2001.

(10) Represents shares held by individual and institutional clients of Wellington Management Company, LLP, a registered investment advisor. Information is shown as of December 31, 2000 and has been derived from
     Schedule 13G dated February 13, 2001.

(11) Represents shares held by individual and institutional clients of Wallace
     R. Weitz & Company, a registered investment advisor ("Weitz & Co."). Mr. Wallace R. Weitz serves as President and is the principal owner of Weitz & Co. As a result he may be deemed to be the beneficial owner of the shares of Common Stock beneficially held by Weitz & Co. Mr. Weitz specifically disclaims such beneficial ownership. Information is shown as of December 31, 2000 and has been derived from Schedule 13G dated February 2, 2001.

(12) Includes shares of Common Stock beneficially held by direct and indirect subsidiaries of Mellon Financial Corporation. Information is shown as of December 31, 2000 and has been derived from Schedule 13G dated January 18, 2001.

(13) Represents shares of Common Stock beneficially owned by Iridian Asset Management ("Iridian"), a registered investment adviser (including 94,900 shares of Common Stock owned by Iridian Private Business Value Equity Fund L.P.). Iridian has direct beneficial ownership of the shares of Common Stock held in accounts which it manages. Iridian is the investment adviser for Iridian Private Business. David L. Cohen and Harold J. Levy are the controlling shareholders of the controlling member of Iridian and may be deemed to possess beneficial ownership of the shares of Common Stock owned by Iridian. Messrs. Cohen and Levy disclaim such beneficial ownership. Information is shown as of December 31, 2000 and has been derived from
     Schedule 13G dated February 7, 2001.

(14) The share amounts listed include shares of Common Stock that the following persons have the right to acquire within 60 days from March 1, 2001: Kieran
     E. Burke, 775,000 shares (see footnote (3)); James F. Dannhauser, 470,000 shares (see footnote (4)); Gary Story, 509,625 shares (see footnote (8)); and all directors and officers as a group, 2,201,625 shares.

     COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires officers and directors of the Company and persons who own more than ten-percent of the Common Stock, to file initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 or 5) of Common Stock with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all such forms they file.

     During 2000, the following officers of the Company inadvertently failed to make all required filings on a timely basis: James M. Coughlin (General Counsel), Hue Eichelberger (Executive Vice President), Brian Jenkins (Senior Vice President), Russell Kuteman (Vice President), and Sherrie Bang (Senior Vice President); and all such required filings by the listed officers were subsequently made. To the Company's knowledge, based solely on its review of the copies of such forms received by it and written representations from certain reporting persons that no additional forms were required for those persons, during 2000 all filing requirements applicable to all other officers, directors, and greater than ten-percent beneficial owners were complied with.
                            ------------------------

                       PROPOSAL 1:  ELECTION OF DIRECTORS

     The Company's Board of Directors currently consists of seven members. At the Annual Meeting seven directors are to be elected to serve for the ensuing year and until their respective successors are elected and qualified. The persons named in the enclosed proxy intend to vote for the election of the persons listed below, unless the proxy is marked to indicate that such authorization is expressly withheld. Should any of the listed persons be unable to accept nomination or election (which the Board of Directors does not expect), it is the intention of the persons named in the enclosed proxy to vote for the election of such persons as the Board of Directors may recommend. Proxies cannot be voted for a greater number of persons than the number of nominees named. The election of directors requires a plurality vote of the shares of Common Stock represented at the Annual Meeting.

INFORMATION CONCERNING NOMINEES

                                         AGE
                                        AS OF       YEAR
                                       MARCH 1,   ELECTED
NAME                                     2001     DIRECTOR              POSITION WITH THE COMPANY
----                                   --------   --------              -------------------------
Paul A. Biddelman(1).................     55        1992                        Director
Kieran E. Burke(2)...................     43        1989     Chairman of the Board, Chief Executive Officer
                                                                              and Director
James F. Dannhauser(3)...............     48        1992          Chief Financial Officer and Director
Michael E. Gellert(4)................     69        1989                        Director
Francois Letaconnoux(5)..............     50        2000                        Director
Stanley S. Shuman(6).................     65        2000                        Director
Gary Story(7)........................     45        1994     Chief Operating Officer, President and Director

---------------
(1) Mr. Biddelman has served as a Director of the Company since December 1992. Since December 1997, Mr. Biddelman has been president of Hanseatic Corporation, a private investment company. Prior to that date, he was treasurer of Hanseatic for more than five years. Mr. Biddelman also serves as a director of Insituform Technologies, Inc., Celadon Group, Inc., SystemOne Technologies Inc. and Star Gas Partners, L.P.

(2) Mr. Burke has served as Chief Executive Officer and a Director of the Company since October 1989 and Chairman of the Board since June 1994. From 1989 through June 1994, he was also President of the Company.

(3) Mr. Dannhauser became the Chief Financial Officer in October 1995 and has served as a Director of the Company since December 1992. From 1990 through June 1996, Mr. Dannhauser was a managing director of Lepercq, de Neuflize & Co. Incorporated, an investment banking firm. Mr. Dannhauser is a member of the board of directors of Lepercq and MeriStar Hospitality Corporation.

(4) Mr. Gellert has served as a Director of the Company since March 1989. He previously served as a Director of the Company and as a Trustee of Tierco, a Massachusetts business trust and the predecessor of the Company, from 1979 until 1986. From June 1989 through June 1994, he also served as the Chairman of the Board of the Company. Mr. Gellert is a general partner of Windcrest Partners, a private investment partnership. Mr. Gellert also serves as a director of Devon Energy Corp., High Speed Access Corp., Humana Inc., Seacor Smit Inc., Smith Barney World Funds, Inc. and the Putnam Trust Advisory Board to The Bank of New York.

(5) Mr. Letaconnoux has served as a Director of the Company since June 2000. Since June 1993, Mr. Letaconnoux has been President and Chief Executive Officer of Lepercq, de Neuflize & Co. Incorporated, an investment banking firm. He also serves as a trustee to The Lepercq Istel Fund, Tocqueville Fund and the Asia Pacific Venture Limited II, which are investment companies, and as a director of Pathe, S.A., a French entertainment company.

(6) Mr. Shuman has served as a Director of the Company since June 2000. Mr. Shuman is Executive Vice President, Managing Director and a member of the Executive Committee of Allen & Company Incorporated, a New York based investment banking firm. Mr. Shuman also serves as a director of the News Corporation Limited, Bayou Steel Corporation, SESAC, Inc. and Western Multiplex Corporation.

(7) Mr. Story has served as the President and a Director of the Company since June 1994 and as Chief Operating Officer since January 1992. From January 1992 through June 1994, he also served as Executive Vice President of the Company.

                            ------------------------

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the year ended December 31, 2000, the Company's Board of Directors held six (6) meetings. During that year, each of the directors of the Company attended all of the meetings of the Board of Directors (with the exception of Mr. Story who missed one meeting) and all meetings of committees of the Board of which such director was a member.

     The Board has designated an Executive Committee, a Compensation Committee and an Audit Committee. The members of the Executive Committee at March 1, 2001 were Messrs. Burke, Biddelman and Gellert. The Executive Committee meets informally on a regular basis and acted formally during 2000 on one occasion. Subject to applicable law, the Executive Committee is authorized to take any action that can be taken by the entire Board.

     The members of the Compensation Committee at March 1, 2001 were Messrs. Biddelman, Gellert and Shuman. The Compensation Committee, which met two times during 2000, reviews management's recommendations with respect to executive compensation and employee benefits and is authorized to act on behalf of the Board with respect thereto. The Compensation Committee also oversees the administration of the Company's 1998 Stock Option and Incentive Plan and, if it is approved by stockholders at the Annual Meeting, the 2001 Stock Option and Incentive Plan. See "Executive Compensation" and "Proposal 2: 2001 Stock Incentive Plan."

     The members of the Audit Committee at March 1, 2001 were Messrs. Biddelman, Gellert and Letaconnoux. The Audit Committee assists the Board of Directors in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including the selection of the Company's outside auditors, review of the financial reports and other financial information provided by the Company to the public, the Company's systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements and the Company's safety programs as established by management.

     The Audit Committee held four meetings during 2000. The Board of Directors has adopted a charter for the Audit Committee, which is attached as Appendix A to this Proxy Statement. All members of the Audit Committee are "independent" under the rules of the New York Stock Exchange ("NYSE") currently applicable to the Company.

AUDIT COMMITTEE REPORT

     The following is the report of the Audit Committee of the Company with respect to the Company's audited financial statements for the fiscal year ended December 31, 2000.

  Review with Management

     The Committee has reviewed and discussed the Company's audited financial statements with management.

  Review and Discussions with Independent Auditors

     The Committee has discussed with KPMG LLP, the Company's independent auditors, the matters required to be discussed by SAS 61 (Communications with Audit Committees).

     The Committee has also received written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with KPMG LLP their independence.

  Fees of Independent Auditors

     The following table sets forth the aggregate fees billed to the Company for the fiscal year ended December 31, 2000 by KPMG LLP:

Audit Fees..................................................  $781,000
Financial Information Systems Design and Implementation.....        --
All Other Fees (including fees relating to taxes)...........   865,000

     "Other Fees" included services provided for tax services, audits of the Company's pension plans, business combinations and accounting consulting, as well as services related to various registration statements filed with the SEC.

     The Company's Audit Committee has considered whether the provision of the services other than audit services referenced above is compatible with maintenance of the auditors' independence.

  Conclusion

     Based on the review and discussions referred to above, the Committee recommended to the Company's Board of Directors that the Company's audited financial statements for the fiscal year ended December 31, 2000 be included in the Company's Annual Report on Form 10-K for such year for filing with the Securities and Exchange Commission. Submitted By The Audit Committee of the Board of Directors

                                          Michael E. Gellert, Chair
                                          Paul A. Biddelman
                                          Francois Letaconnoux

     The information contained in the foregoing report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

COMPENSATION OF DIRECTORS

     Each of the Company's directors who is not an employee of the Company receives $50,000 annually for serving on the Board, payable in cash or shares of Common Stock. With respect to 2000, the Company paid an aggregate of $169,000 in such fees to its four eligible outside directors. Directors are also reimbursed for expenses attendant to Board and committee membership.

     In November 2000, the Board of Directors approved the Directors Plan and granted to each non-employee director (Messrs. Biddelman, Gellert, Letaconnoux and Shuman) options to purchase 20,000 shares of Common Stock. The exercise price was $15.06 per share, representing the closing price of the Common Stock on the NYSE on the date of grant. The options vest 20% on the date of grant and 20% each succeeding year. The Director Plan and the options granted thereunder are subject to stockholder approval at the Annual Meeting. See "Proposal 3:
Stock Option Plan for Directors."

                             EXECUTIVE COMPENSATION

     The following table discloses compensation received by the Company's Chief Executive Officer, Chief Operating Officer, Chief Financial Officer and the other named executive officers for the years shown.

                           SUMMARY COMPENSATION TABLE

                                                                           RESTRICTED      SECURITIES
                                                                              STOCK        UNDERLYING
                                     SALARY      BONUS      OTHER ANNUAL    AWARD(S)        OPTIONS      ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR     ($)         ($)       COMPENSATION    ($)(1)(2)        (#)(1)     COMPENSATION
---------------------------  ----   --------   ----------   ------------   -----------     ----------   ------------
Kieran E. Burke...........   2000   $773,240           --(3)               $ 2,893,978(4)        --         (5)
  Chairman of the Board,     1999    754,050   $3,143,270(3)     --                 --      350,000         (5)
  Chief Executive Officer    1998    594,312    2,786,076(3)     --        $10,083,701(4)   350,000         (5)
  and Director
Gary Story................   2000   $587,423           --(3)               $ 2,477,365(6)        --         (5)
  President, Chief
  Operating                  1999    560,626   $2,690,773(3)     --                 --      350,000         (5)
  Officer and Director       1998    445,552    2,672,913(3)     --        $ 8,896,860(6)   350,000         (5)
James F. Dannhauser.......   2000   $459,289           --(3)               $ 2,068,190(7)        --         (5)
  Chief Financial Officer    1999    427,429   $2,246,351(3)     --                 --      350,000         (5)
  and Director               1998    360,070    2,561,771(3)     --        $ 7,710,119(7)   350,000         (5)
Hue W. Eichelberger.......   2000   $246,200           --       --                  --           --         (5)
  Executive Vice President   1999    205,977   $  150,000       --                  --       70,000         (5)
                             1998    179,850      100,000       --                  --      115,000         (5)
James M. Coughlin.........   2000   $344,952   $  125,000       --                  --           --         (5)
  General Counsel(8)         1999    253,531      150,000       --                  --       70,000         (5)
                             1998    156,250      125,000       --         $   350,000       70,000         (5)

---------------
(1) All share information has been adjusted to give effect to a two-for-one stock split consummated by the Company in July 1998.

(2) Amounts shown are based on the closing price of the Common Stock (as reported on the NYSE) on the date of the grant and include all restricted shares granted, without regard to the existence of restrictions thereon.

(3) The named executive officer did not receive the cash bonus for 2000 provided for in his employment agreement, entered into in 1997 and described below. In April 2001, in consideration of past and future services to be provided, he received restricted shares of Common Stock described below. The contractual bonus for any year is based on the Company's earnings before interest, taxes, depreciation, and amortization ("EBITDA") for such year, excluding amounts generated by parks acquired in such year, compared to the EBITDA shown in the Company's budget for that year as approved by the Board of Directors. Bonus payments for 1999 were based solely on the contractual formula. Bonus payments for 1998 included, in addition to the contractual amounts, a bonus in recognition of the executive's role in the Company's acquisition in that year of the former Six Flags.

(4) As of December 31, 2000, Mr. Burke had been granted 680,040 restricted shares of Common Stock, 340,020 of which were granted on July 31, 1997 and 340,020 of which were granted on June 9, 1998, all pursuant to an employment agreement described below. In addition, as described in note (3) above, in April 2001, Mr. Burke was granted an additional 143,979 restricted shares. See "Employment Agreements" below. The restrictions on 56,670 restricted shares lapsed on January 1, 1998. The restrictions on 170,010 restricted shares lapsed on each of January 1, 1999 and January 1, 2000. The restrictions on 213,664 restricted shares will lapse on each of January 1, 2002 and 2003. Dividends will be paid on the restricted shares whether or not the restrictions thereon have lapsed if and when such dividends are declared on the Company's Common Stock. Based on the closing price of the Common Stock (as reported on the NYSE) on December 29, 2000, the aggregate market value of the remaining shares (including the additional shares issued in 2001) subject to restriction total $7,344,717.

(5) The Company has concluded that, as to each named executive officer for each year shown, all personal benefits paid or provided did not exceed the lesser of $50,000 or 10% of the salary and bonus reported for such officer above. During 2000, the Company's only defined contribution plans or pension or other defined benefit or retirement plans in which its officers participated, were a defined benefit pension plan described below under "Executive Compensation -- Retirement Plan" and a qualified, contributory 401(k) plan. After specified periods of employment, employees are eligible to participate in the 401(k) plan. The Company matches 100% of the first 2% and 25% of the next 6% of salary contributed by employees to the plan. The accounts of all participating employees are fully vested after four years of service. Amounts shown as salary for each named executive officer include the Company's matching contribution for such officer.

(6) As of December 31, 2000, Mr. Story had been granted 600,000 restricted shares of Common Stock, 300,000 of which were granted on July 31, 1997 and 300,000 of which were granted on June 9, 1998, all pursuant to an employment agreement described below. In addition, as described in note (3) above, in April 2001, Mr. Story was granted an additional 123,252 restricted shares. See "Employment Agreements" below. The restrictions on 50,000 restricted shares lapsed on January 1, 1998. The restrictions on 150,000 restricted shares lapsed on each of January 1, 1999 and January 1, 2000. The restrictions on 186,626 restricted shares will lapse on each of January 1, 2002 and 2003. Dividends will be paid on the restricted shares whether or not the restrictions thereon have lapsed if and when such dividends are declared on the Company's Common Stock. Based on the closing price of the Common Stock (as reported on the NYSE) on December 29, 2000, the aggregate market value of the remaining shares (including the additional shares issued in 2001) subject to restriction total $6,415,269.

(7) As of December 31, 2000, Mr. Dannhauser had been granted 519,960 restricted shares of Common Stock, 259,980 of which were granted on July 31, 1997 and 259,980 of which were granted on June 9, 1998, all pursuant to an employment agreement described below. In addition, as described in note (3) above, in April 2001, Mr. Dannhauser was granted an additional 102,895 restricted shares. See "Employment Agreements" below. The restrictions on 43,330 restricted shares lapsed on January 1, 1998. The restrictions on 129,990 restricted shares lapsed on each of January 1, 1999 and January 1, 2000. The restrictions on 159,772 restricted shares will lapse on each of January 1, 2002 and 2003. Dividends will be paid on the restricted shares whether or not the restrictions thereon have lapsed if and when such dividends are declared on the Company's Common Stock. Based on the closing price of the

    Common Stock (as reported on the NYSE) on December 29, 2000, the aggregate market value of the remaining shares (including the additional shares issued in 2001) subject to restriction total $5,492,180.

(8) Mr. Coughlin joined the Company as its General Counsel in May 1998. In connection therewith, he was granted 20,000 restricted shares, the restrictions on which lapse in equal installments on January 1, 1999, 2000 and 2002. Dividends will be paid on the restricted shares whether or not the restrictions thereon have lapsed if and when such dividends are declared on the Company's Common Stock. Based on the closing price of the Common Stock (as reported on the NYSE) on December 29, 2000, the aggregate market value of the remaining shares subject to restriction total $114,572.

                                RETIREMENT PLAN

     In addition to the Company's 401k plan described above, retirement benefits are provided to the Company's employees, including its named executive officers, under a funded, tax-qualified defined benefit pension plan known as the Six Flags Retirement Plan (the "Plan"). The Plan, which had been adopted by the former Six Flags prior to its 1998 acquisition by the Company, was extended to substantially all full-time domestic employees of the Company as of June 15, 2000. In connection therewith, the Company also decided that employment by the Company prior to that date would be included in determining years of service under the Plan.

     The following table sets out the estimated annual pension benefit payable under the Plan for a participant at age 65, for various levels of average annual compensation (as defined below) and years of service.

                                                          YEARS OF SERVICE
FIVE YEAR AVERAGE                     ---------------------------------------------------------
COMPENSATION                             5        15        20        25        30        35
-----------------                     -------   -------   -------   -------   -------   -------
$ 200,000...........................  $10,674   $32,021   $42,694   $53,368   $64,041   $74,715
   400,000..........................   10,674    32,021    42,694    53,368    64,041    74,715
   600,000..........................   10,674    32,021    42,694    53,368    64,041    74,715
   800,000..........................   10,674    32,021    42,694    53,368    64,041    74,715
 1,000,000..........................   10,674    32,021    42,694    53,368    64,041    74,715
 1,500,000..........................   10,674    32,021    42,694    53,368    64,041    74,715
 2,000,000..........................   10,674    32,021    42,694    53,368    64,041    74,715

     For purposes of the Plan, average annual compensation is equal to the average annual salary and bonus over the five highest consecutive years during the final ten years of employment. However, under the Internal Revenue Code of 1986, the maximum recognizable compensation for 2000 is $170,000. The annual salary and bonus for that year for the named executive officers is indicated in the Summary Compensation Table. The years of service for each of the named executive officers under the Plan, as of December 31, 2000, are: Mr. Burke, 11.2 years; Mr. Story, 13.1 years; Mr. Dannhauser, 5.3 years; Mr. Eichelberger, 9.8 years; and Mr. Coughlin, 2.6 years.

     Benefits under the Plan are computed on the basis of a single life annuity and are payable, subject to reduction, in any annuity form permitted under the Plan. Benefits are paid from the trust under the Plan, to the extent permitted by law, and are not subject to reduction for Social Security benefits or other offset amounts.

                  AGGREGATE OPTION EXERCISES AND OPTION VALUES

     The following table provides information on stock options ("Options") exercised in 2000 by each of the named executive officers and the value of such officers' unexercised Options at December 31, 2000:

                                                       NUMBER OF SHARES UNDERLYING       VALUE OF UNEXERCISED
                                                          UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS AT
                             SHARES                         DECEMBER 31, 2000           DECEMBER 31, 2000($)(1)
                           ACQUIRED ON      VALUE      ----------------------------   ---------------------------
NAME                       EXERCISE(#)   REALIZED($)   EXERCISABLE    UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                       -----------   -----------   -----------    -------------   -----------   -------------
Kieran E. Burke..........    104,401     $2,096,536      775,000         350,000      $3,832,812         --
Gary Story...............     40,000        947,500      509,625         350,000         996,033         --
James F. Dannhauser......         --             --      470,000         350,000         880,000         --
Hue W. Eichelberger......     33,000        408,500      104,000          88,000         242,688         --
James M. Coughlin........         --             --       70,000          70,000              --         --

---------------
(1) Amounts shown are based on $17.1875 per share, the closing price of the Common Stock (as reported on the NYSE) on December 29, 2000 (the last trading day of that year).

EMPLOYMENT AGREEMENTS

     In 1997, the Company entered into employment agreements with each of Messrs. Burke, Story and Dannhauser, which agreements were amended in 1999 to extend the term of each (which would otherwise have expired in July 2000) to December 31, 2003. The 1999 amendments did not change the existing bonus formula for the executives under which the executive officers are entitled to annual bonuses based on the amount by which the Company's EBITDA exceeds budgeted amounts. The 1999 amendments did not provide for any additional restricted stock grants. In December 2000, the agreements were further amended to provide for additional restricted shares to be granted to the executives as described in the Summary Compensation Table and notes thereto and to defer the expiration of certain restriction periods on certain restricted shares previously issued. In the event of a "Change of Control" of the Company (as defined), all restrictions on restricted shares previously granted as described in the Summary Compensation Table will immediately lapse. In addition, if any executive's employment is terminated under certain circumstances (including certain circumstances following such a Change of Control), the Company is required to pay such executive a lump sum amount equal to three times his prior year's cash compensation. The agreements subject the executive officers to standard non-disclosure and non-compete requirements.

REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors administers the Company's executive compensation program.

     The goals of the Company's executive compensation program are to:

     - Provide compensation levels that enable the Company to attract, retain and motivate its executives;

     - Tie individual compensation to individual performance and the success of the Company; and

     - Align executives' financial interests with those of the Company's stockholders through equity participation.

  Employment Agreements

     In December 2000, the Compensation Committee approved the terms of the amendments to the employment agreements entered into with the Company's three senior executive officers described above. The Company will not be permitted to deduct under Section 162(m) of the Internal Revenue Code of 1986 certain payments, or the value at vesting of restricted shares granted, to the executives under the employment agreements. Based on his employment agreement and the December 2000 amendment, the Chief Executive Officer received for 2000 a base salary of $773,240 and did not receive a cash bonus as compared to $754,050 in salary and $3,143,270 in bonus with respect to 1999.

  Salaries

     The base salary of each executive officer who does not have an employment agreement is reviewed annually based on management recommendations, and data regarding the salaries of executives with similar responsibilities in certain companies comparable in size or in comparable lines of business. In addition, the Compensation Committee considers individual performance, length of tenure, prior experience and level of responsibility. None of these factors is assigned a specific weight.

  Incentive Compensation

     The Company does not have a formal cash incentive compensation program for executives who do not have employment agreements, but does award annual cash bonuses to selected employees. Annual bonuses for such executives are recommended to the Compensation Committee by the Chief Executive Officer at the end of each year. Individual bonus awards are based on Company-wide and individual performance for that year, taking into account both qualitative and quantitative factors. Quantitative factors include revenues and EBITDA. Qualitative factors include initiative, business judgment, level of responsibility and management skills.

  Long-Term Incentive

     In 2000 the Company's Compensation Committee authorized the granting to employees of Options to purchase 151,000 shares of Common Stock. In determining the number of Options granted, the Compensation Committee considered the level of each recipient's responsibility, the recipient's actual and potential impact on the Company's performance, the recommendations of senior management, as well as the number of Options granted in prior years. The Company does not have a target ownership level for equity holdings in the Company by senior management and other key employees.

                                          Paul A. Biddelman, Chair
                                          Michael E. Gellert
                                          Stanley S. Shuman

                               PERFORMANCE GRAPH

     The following table shows a comparison of the five year cumulative total return to stockholders (assuming all dividends were reinvested) for the Company, the Standard & Poor's ("S&P") 500 Stock Index and the S&P Entertainment -- 500 Index. Prior to May 1996, the Pink Sheets(R) and the OTC Bulletin Board reported bid and asked quotations for the Company's Common Stock under the symbol PARKD. These quotations reflected inter-dealer prices, without mark-up, mark-down or commission and not necessarily represent actual transactions. From May 30, 1996 until December 19, 1997, the Common Stock was traded on the Nasdaq National Market under the symbol "PARK." Since December 22, 1997, the Common Stock has traded on the NYSE under the symbol "PKS."
[LINE GRAPH]

                                                     SIX FLAGS, INC.                 S&P 500                S&P ENTERTAINMENT
                                                     ---------------                 -------                -----------------
1995                                                        100                         100                         100
1996                                                     285.56                      122.96                      101.53
1997                                                        360                      163.98                      148.15
1998                                                     537.78                      210.84                      200.72
1999                                                     513.33                      255.22                      234.86
2000                                                     305.56                      231.98                      200.48

                                                   BASE
                                                  PERIOD   RETURN   RETURN   RETURN   RETURN   RETURN
               COMPANY/INDEX NAME                  1995     1996     1997     1998     1999     2000
               ------------------                 ------   ------   ------   ------   ------   ------
Six Flags, Inc..................................  100.00   285.56   360.00   537.78   513.33   305.56
S&P 500.........................................  100.00   122.96   163.98   210.84   255.22   231.98
S&P Entertainment...............................  100.00   101.53   148.15   200.72   234.86   200.48

                              CERTAIN TRANSACTIONS

     Generally, grants under the Company's Stock Option and Incentive Plans provide that any recipient of employee stock options (including executive officers) may exercise Options by paying a portion of the exercise price in cash, with the balance represented by a full-recourse three year promissory note of such employee in favor of the Company. The notes, which require equal annual principal payments, bear interest at rates specified in the Plans (generally 6%) and are secured by a pledge of the shares of Common Stock acquired upon such exercise. Pursuant to the Plans, at December 31, 2000 the named executive officers had notes outstanding in the following principal amounts: Kieran E. Burke, $92,812, Gary Story, $89,991 and James F. Dannhauser, $204,187.

     Allen & Company Incorporated, of which one of the Company's Directors, Mr. Shuman, is Executive Vice President, Managing Director and a member of the Executive Committee, acts as a financial advisor to the Company for which it receives customary compensation.

                     PROPOSAL 2:  2001 STOCK INCENTIVE PLAN

GENERAL

     The Board of Directors has adopted resolutions authorizing the Company's 2001 Stock Option and Incentive Plan (the "Plan"), a copy of which is annexed hereto as Appendix B. The Plan is intended to help the Company to attract, retain and motivate key employees (including officers) of the Company.

     The Plan provides for the grant of options ("Options") to purchase Common Stock that are intended to qualify as incentive stock options ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as well as options that do not so qualify ("Non-Qualified Options"). The Plan also provides for the sale of shares of common stock at incentive prices and the grant of stock appreciation rights ("SARs") in tandem with Options. An SAR granted in tandem with an Option (a "tandem SAR") permits an optionee to surrender his Option to the Company for cancellation and receive an amount (in cash or shares of Common Stock) equal to the excess, if any, of
(i) the fair market value, at the time of surrender, of the shares of Common Stock subject to the Option over (ii) the exercise price of the Option.

GRANTS PURSUANT TO THE PLAN

     Under the Plan, the Company will reserve 3,500,000 shares of Common Stock for issuance from time to time to key employees of the Company and its subsidiaries. It is presently expected that Options granted thereunder will generally have a term of seven years and will generally become exercisable 20% upon grant and 20% per year in each of the next four years. If individual Option agreements so provide, Options will become fully exercisable following a "change of control" of the Company.

BACKGROUND OF STOCKHOLDER APPROVAL REQUIREMENT

     Stockholder approval of the Plan is required for Options granted under the Plan to qualify as Incentive Options under Section 422 of the Code. For this purpose, stockholders must approve a plan that designates the aggregate number of shares which may be issued under the plan and the class of employees eligible to receive options under the plan. Stockholder approval must be obtained within 12 months before or after adoption of the plan by the Board of Directors. Because of this requirement and because stockholder approval is required for "qualified performance-based compensation" under Section 162(m) of the Code (as described below), the

Plan and grants thereunder are conditioned upon stockholder approval at the Annual Meeting. Stockholder approval of the Plan is also required by the rules of the NYSE.

     Section 162(m) of the Code disallows a tax deduction for annual compensation in excess of $1 million that is paid to certain employees of a corporation whose common stock is subject to the registration requirements of
Section 12 of the Exchange Act. However, this limitation does not apply to "qualified performance-based compensation." Pursuant to Treasury Regulation
Section 1.162-27 promulgated under Section 162(m) of the Code, in order for grants under the Plan to satisfy the requirements to be "qualified performance-based compensation," it is necessary to obtain stockholder approval of the class of employees eligible to receive grants under the Plan, the business criteria to be used in making such grants (except in the case of Options or SARs that have an exercise price that is equal to the fair market value of the underlying stock on the grant date), the maximum number of shares with respect to which grants can be made to any one employee under the Plan and the exercise price of any Options or SARs. Another requirement for "qualified performance-based compensation" is that grants under the Plan be made by a compensation committee consisting solely of two or more "outside directors," within the meaning of Treasury Regulation Section 1.162-27(e)(3). If any member of the committee of the Board of Directors that makes the grants of performance-based compensation does not qualify as an "outside director" at any relevant date, grants under the Plan may not qualify as "qualified performance based compensation" under Section 162(m).

     Furthermore, Options or SARs that are granted or stock awards that are made with an exercise or purchase price that is less than the fair market value of the Common Stock on the grant or sale date will not qualify for the "qualified performance-based compensation" exception to Section 162(m) absent stockholder approval of the business criteria on which are based the performance goals that are the basis for such grants or awards. No such approval is being sought at the Annual Meeting.

DESCRIPTION OF THE PLAN

     The following is a summary of the principal features of the Plan. This summary is qualified in its entirety by reference to the specific provisions of the Plan, the full text of which is set forth in Appendix B to this Proxy Statement.

ADMINISTRATION OF THE PLAN

     The Plan will be administered by a committee (the "Committee") of the Board of Directors which is appointed by the Board of Directors. The Committee will at all times consist of at least two members of the Board, neither of whom is or has been eligible at any time for the grant of Options, SARs or stock awards under the Plan. All such members will be "outside directors" within the meaning of Treasury Regulation Section 1.162-27(e)(3). The Committee is authorized to interpret the Plan, adopt and amend rules and regulations relating to the Plan, and determine the recipients, form and terms of Options and SARs granted under the Plan. All Options, SARs or stock awards must be evidenced by a written agreement.

SHARES AVAILABLE

     Under the Plan, the maximum number of shares of Common Stock that may be subject to Options, SARs or stock awards may not exceed an aggregate of 3,500,000 shares. The maximum number of shares will be adjusted in certain events, such as a stock split, reorganization or recapitalization. If a tandem SAR is exercised, the Option that is surrendered in connection with the exercise of the SAR will terminate and the shares subject to that Option will not be available for further issuance under the Plan. If an Option or SAR granted under the Plan terminates or is cancelled for any reason or expires before it is exercised in full, or if any shares sold under the Plan are reacquired by the Company under a right established when the shares were sold, the shares that had been reserved for such Option or SAR or the shares so reacquired will again be available for grants under the Plan and will not count toward the maximum number of shares issuable under the Plan.

     No one employee may be granted Options or other rights, including SARs and incentive stock awards, to purchase, in the aggregate, more than 1,750,000 number of shares of Common Stock, as adjusted on account of certain events, such as a stock split, reorganization or recapitalization. If an Option or SAR granted to an employee under the Plan terminates or is cancelled for any reason or expires before it is exercised in full, or if any shares sold to an employee under the Plan are reacquired by the Company under a right established when the shares were sold, the shares that had been reserved for such Option or SAR or the shares so reacquired will count toward the maximum number of shares issuable to such employee under the Plan. For this purpose, a reduction of the exercise price of an Option is treated as a cancellation of the Option and the issuance of a new Option.

ELIGIBILITY

     Key employees (including officers and directors who are employees) of the Company and its subsidiaries are eligible for the grant of Options, SARs and stock awards under the Plan. Directors who are not employees are not eligible to participate.

EXERCISE PRICE OF OPTIONS

     The Company will receive no monetary consideration for the grant of Options under the Plan. In case of an Incentive Option, the exercise price cannot be less than the fair market value of the shares on the date the Option is granted (if an optionee is a beneficial holder of 10% or more of the Company's outstanding Common Stock (a "10% Holder"), the exercise price of Incentive Options cannot be less than 110% of such fair market value). The exercise price of Non-Qualified Options shall be determined by the Committee, but shall not be less than 50% of the fair market value of the Common Stock on the date of grant. The exercise price of Options will be adjusted in certain events, such as a stock split, reorganization or recapitalization.

PAYMENT UPON EXERCISE OF OPTIONS

     Payment for shares purchased by exercising an Option is to be made in cash or, if the individual Option agreement so provides, by delivery of promissory notes or the surrender of all or part of the Option in exchange for a number of shares of Common Stock having a total fair market value equal to the difference between (i) the fair market value of the shares that could be acquired by exercising the portion of the Option that is surrendered and (ii) the exercise price that would be paid to the Company on a cash exercise of that portion of the Option. If an individual Option agreement so provides, payment of the exercise price also may be made by the Option holder's delivery of shares of Common Stock having a fair market value equal to the exercise price.

TERM OF OPTIONS

     The Committee will determine the term of Options granted under the Plan. However, the term of an Incentive Option may not exceed ten years, and, in the case of an optionee who is a 10% Holder, may not exceed five years.

TERMINATION OF EMPLOYMENT

     Individual Option agreements generally will provide that the Options will expire upon termination of employment except that (i) in the case of involuntary termination that is not for cause, the Option will be exercisable for three months after termination to the same extent that it was exercisable prior to termination,

(ii) in the case of termination due to disability, the Option will be exercisable for one year after termination to the same extent that it was exercisable prior to termination and (iii) in the case of death (including during either the three month period referred to in (i) or the one year period referred to in (ii)), the Option will be exercisable for one year after death to the same extent exercisable on the date of death. After the death of an optionee, the Option is exercisable by the legal representative of the optionee or by the person that acquired the Option by reason of the death of the optionee. Individual Option agreements may provide that all Options will vest in the event of a termination due to disability or death.

NON-TRANSFERABILITY OF OPTIONS

     Options are not transferable by the optionee except by will or by the laws of descent and distribution and, in the case of Non-Qualified Options, to the extent provided in the Option Agreement to the optionee's immediate family members, trusts for their exclusive benefit or partnerships of which such family members are the only partners. The disposition of shares acquired pursuant to the exercise of an Option will be subject to any applicable restrictions on transferability imposed by SEC regulations and, in the case of an Incentive Option, the restrictions described below under "Certain Federal Income Tax Consequences."

STOCK APPRECIATION RIGHTS

     A tandem SAR cannot be exercised before the related Option is exercisable or after the related Option expires or terminates. Furthermore, an SAR can be exercised for cash only during the period beginning on the third business day following the date of release for publication by the Company of quarterly or annual summary statements of earnings and ending on the twelfth business day following such day. Upon exercise of an SAR, payment to the holder may be made in cash or shares of Common Stock, as the Committee designates. SARs are subject to the same terms regarding transferability as Non-Qualified Options. The exercise of an SAR is subject to such further conditions and limitations as the Committee may determine, including such conditions on exercise as may be required to comply with Rule 16b-3 under the Exchange Act.

DURATION OF THE PLAN

     The Plan will terminate automatically and no Options or SARs may be granted after ten years have elapsed from the earlier of the date the Plan was approved by the Company's Board of Directors or the effective date of the Plan. The Plan may be terminated at any prior time by the Board of Directors. Termination of the Plan will not affect Options or SARs that were granted prior to termination.

AMENDMENTS

     The Plan may be amended, suspended or terminated at any time by the Board of Directors. However, no action of the Board may, without the approval of the Company's stockholders entitled to vote thereon, (i) materially increase the benefits accruing to participants under the Plan, (ii) increase the number of shares that may be issued under the Plan (except for certain non-dilutive adjustments described above), or (iii) change the eligibility requirements for participation in the Plan.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following is a general summary of certain federal income tax consequences of the Plan to the Company and participants under present law, which is subject to change, possibly with retroactive effect. Other tax consequences (including federal estate and gift taxes and state, local and foreign taxes) are not discussed.

INCENTIVE OPTIONS

     A participant will not recognize income for federal income tax purposes upon the grant of an Incentive Option. A participant also will not be taxed on the exercise of an Incentive Option, provided that the Common Stock acquired upon exercise of the Incentive Option is not sold by the participant within two years after the Option was granted or within one year after the Option is exercised (the "required holding period").

     However, for alternative minimum tax ("AMT") purposes, the difference between the exercise price of the Incentive Option and the fair market value of the Common Stock acquired upon exercise is an item of tax preference in the year the Incentive Option is exercised. The participant is required to include such amount in AMT income in such year and to compute the tax basis for AMT purposes of the shares so acquired in the same manner as if a Non-Qualified Option had been exercised. Whether a participant will owe AMT in the year an Incentive Option is exercised will depend on the participant's particular tax circumstances. AMT paid in such year on account of the exercise of an Incentive Option will be allowed as a credit to the extent regular tax exceeds AMT in subsequent years.

     On a sale, after the required holding period, of Common Stock that was acquired by exercising an Incentive Option, the difference between the participant's tax basis in the Common Stock and the amount realized in the sale will be long-term capital gain (or loss).

     If Common Stock acquired upon the exercise of an Incentive Option is disposed of by the participant during the required holding period (a "disqualifying disposition"), the excess, if any, of (i) the fair market value of such Common Stock on the exercise date (or, if less, the amount realized on such disposition) over (ii) the exercise price, will be taxed to the participant as ordinary income. Any further gain or loss will be capital gain or loss, which will be long-term or short-term depending on whether the participant has held the Common Stock for more than one year on the date of the Disqualifying Disposition. If a participant pays the exercise price of an Option by delivering Common Stock that was previously acquired by exercising an Incentive Option and such delivery occurs before the end of the required holding period for such Common Stock, the participant will be treated as having made a disqualifying disposition of the Common Stock so delivered.

     In the case of Incentive Options, the aggregate fair market value (determined at the time the Options are granted) of the Common Stock with respect to which Incentive Options first become exercisable by an Option holder during a calendar year cannot exceed $100,000. This limit does not apply to Non-Qualified Options or SARs. To the extent an Option that otherwise would be an Incentive Option exceeds this $100,000 limit, it will be treated as a Non-Qualified Option.

NON-QUALIFIED STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

     A participant who receives a Non-Qualified Option or SAR generally will not recognize taxable income on receipt of the Option or SAR. Upon exercise of a Non-Qualified Option, a participant generally will recognize ordinary income in an amount equal to the excess of the fair market value of the shares received upon exercise over the exercise price. Upon receipt of cash or shares when an SAR is exercised, a participant generally will recognize ordinary income in an amount equal to the amount of cash and the fair market value of the shares received.

     Except as discussed in the following paragraph, a participant's tax basis in shares received upon exercise of a Non-Qualified Option or SAR is equal to the amount of ordinary income recognized on the receipt of the shares, plus the amount paid upon exercise. The holding period for the shares begins on the day after the shares are received.

     If a participant exercises a Non-Qualified Option by delivering previously held shares in payment of the exercise price, the participant will not recognize gain or loss on the delivered shares, even if their fair market value is different from the participant's tax basis in the shares. However, the exercise of the Non-Qualified Option will be taxed to the participant, and the Company generally will be entitled to a deduction, in the same amount and at the same time as they would have been if the participant had paid the exercise price in cash. Provided the participant receives a separate identifiable stock certificate therefor, his tax basis in the number of shares received that is equal to the number of shares delivered in payment of the exercise price will be the same as his tax basis in the shares so delivered. His holding period for such number of shares will include his holding period for the shares so delivered. The participant's tax basis and holding period for the additional shares received upon exercise will be the same as they would have been if the participant had paid the exercise price in cash.

     If a participant receives shares upon the exercise of a Non-Qualified Option or SAR and thereafter disposes of the shares in a taxable transaction, the difference between the amount realized on the disposition and the participant's tax basis in the shares will be capital gain (or loss), which will be short-term or long-term, depending on whether the participant has held the shares for more than one year.

REPORTING AND WITHHOLDING

Incentive Options

     A disqualifying disposition (described above) of Common Stock received on exercise of an Incentive Option must be reported to the employee and the Internal Revenue Service ("IRS"). An employee who exercises an Incentive Option before January 1, 2003 is not subject to FICA, Medicare or income tax withholding, either on the exercise or on the disposition of the Common Stock acquired upon exercise. Although rules have not been promulgated for the period beginning January 1, 2003, the IRS has stated that it presently intends that such rules, when issued, will provide that (i) the exercise of an Incentive Option will be subject to FICA and Medicare withholding, but not income tax withholding and (ii) the disposition of the Common Stock received upon exercise of an Incentive Option, whether or not in a disqualifying disposition, will not be subject to FICA, Medicare or income tax withholding. However, the IRS may subsequently decide that different treatment is more appropriate and may therefore issue rules which are different from those described in the previous sentence.

Non-Qualified Options and SARs

     The ordinary income recognized by an employee on the exercise of a Non-Qualified Option or SAR must be reported to the employee and the IRS and is subject to FICA, Medicare and income tax withholding. The individual Option agreements may authorize the Company to satisfy its withholding obligation from the Common Stock issued on the exercise of the Non-Qualified Option or from the Common Stock or cash issued on the exercise of the SAR, from cash compensation otherwise payable to the employee or by cash payment from the employee to the Company.

Deduction by the Company

     The Company is not allowed a federal income tax deduction on the grant or exercise of an Incentive Option or the disposition, after the required holding period, of shares acquired by exercising an Incentive Option. On a disqualifying disposition of such shares, the Company is allowed a federal income tax deduction in an amount equal to the ordinary income recognized by the participant as a result of the disqualifying disposition, provided that such amount constitutes an ordinary and necessary business expense of the Company, is reasonable in amount and is not disallowed by Section 162(m) of the Code (discussed above) and provided that the Company satisfies any tax reporting obligation that it has with respect to such income.

     When an employee exercises a Non-Qualified Option or a SAR, a deduction for federal income tax purposes is allowed to the Company in an amount equal to the ordinary income taxable to the participant, provided that such amount constitutes an ordinary and necessary business expense of the Company, is reasonable in amount and is not disallowed by Section 162(m) of the Code and provided that the Company satisfies any tax reporting obligation that it has with respect to such income.

 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL 2. THE AFFIRMATIVE VOTE OF AT LEAST A MAJORITY OF THE SHARES OF THE COMPANY'S COMMON
    STOCK REPRESENTED AT THE ANNUAL MEETING IS REQUIRED FOR APPROVAL OF THIS
                                   PROPOSAL.

                  PROPOSAL 3:  STOCK OPTION PLAN FOR DIRECTORS

     The Board of Directors has adopted resolutions authorizing the Company's 2000 Stock Option Plan for Directors (the "Directors Plan"), a copy of which is annexed hereto as Appendix C. The Directors Plan is intended to help the Company to attract and retain highly qualified individuals to serve as its outside Directors.

GRANTS PURSUANT TO THE PLAN

     Under the Plan, the Company will reserve 250,000 shares of Common Stock for issuance from time to time to non-employee Directors of the Company. It is presently expected that Options granted thereunder will generally have a term of seven years and will generally become exercisable 20% upon grant and 20% per year in each of the next four years.

DESCRIPTION OF THE DIRECTORS PLAN

     The following is a summary of certain features of the Directors Plan. This summary is qualified in its entirety by reference to the specific provisions of the Directors Plan, the full text of which is set forth in Appendix C to this Proxy Statement.

Administration of the Plan

     The Directors Plan will be administered by the full Board of Directors.

Shares Available

     Under the Directors Plan, the maximum number of shares of Common Stock that may be subject to Options may not exceed an aggregate of 250,000 shares. The maximum number of shares will be adjusted in certain events, such as a stock split, reorganization or recapitalization. If an Option granted under the Directors Plan terminates for any reason or expires before it is exercised in full, the shares that had been reserved for such Option will not count toward the maximum number of shares issuable and can again be issued under the Directors Plan.

Eligibility

     Directors who are not employees of the Company or its subsidiaries are eligible for the grant of Options.

Exercise Price of Options

     The Company will receive no monetary consideration for the grant of Options under the Directors Plan. The exercise price of Non-Qualified Options shall be determined by the Board of Directors, but shall not be less than 50% of the fair market value of the Common Stock on the date of grant. The exercise price of Options will be adjusted in certain events, such as a stock split, reorganization or recapitalization.

Payment upon Exercise of Options

     Generally, payment for shares purchased by exercising an Option is to be made in cash.

Non-Transferability of Options

     Options are not transferable by the optionee except by will or by the laws of descent and distribution and, in certain cases to the optionee's immediate family members, trusts for their exclusive benefit or partnerships of which such family members are the only partners. The disposition of shares acquired pursuant to the exercise of an Option will be subject to any applicable restrictions on transferability imposed by SEC regulations.

Duration of the Directors Plan

     The Directors Plan will terminate automatically and no Options may be granted after ten years have elapsed from the earlier of the date the Directors Plan was approved by the Company's Board of Directors or the effective date of the Directors Plan. The Directors Plan may be terminated at any prior time by the Board of Directors. Termination of the Directors Plan will not affect Options that were granted prior to termination.

Amendments

     The Plan may be amended from time to time by the Board of Directors. However, no action of the Board may, without the approval of the Company's stockholders entitled to vote thereon, (i) materially increase the benefits accruing to participants under the Plan, (ii) increase the number of shares that may be issued under the Plan (except for certain non-dilutive adjustments described above), or (iii) change the eligibility requirements for participation in the Plan.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     Options granted to non-employee Directors cannot qualify as incentive stock options, within the meaning of Section 422 of the Internal Revenue Code of 1986 (the "Code") because incentive stock options can be granted only to employees. A Director who receives an Option under the Plan will not recognize taxable income upon receipt of the Option. Upon exercise of the Option, the Director will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock received upon exercise over the exercise price of the Option.

     Except as discussed in the next paragraph, the Director's tax basis in Common Stock received upon exercise of an Option will be equal to the amount of ordinary income recognized on exercise of the Option, plus the amount paid to exercise the Option. The holding period for the Common Stock begins on the day after the Option is exercised.

     If a Director exercises an Option by delivering previously held shares of Common Stock in payment of the exercise price, the Director will not recognize gain or loss on the delivered shares, even if their fair market value is different from the Director's tax basis in the shares. However, the exercise of the Option will be taxed to the Director, and the Company will be entitled to a deduction, in the same amount and at the same time as it would have if the Director had paid the exercise price in cash. The Director's tax basis in the number of shares received that is equal to the number of shares delivered in payment of the exercise price will be the same as his tax basis in the shares so delivered, provided he receives a separate identifiable stock certificate for that number of shares. His holding period for that number of shares will include his holding period for the shares so delivered. The Director's tax basis and holding period for the additional shares received upon exercise will be the same as it would have been if the Director had paid the exercise price in cash.

     If a Director receives Common Stock upon exercise of an Option and thereafter disposes of the Common Stock in a taxable transaction, the difference between the amount realized on the disposition and the Director's tax basis in the Common Stock will be capital gain or loss, which will be long-term or short-term depending on the Director's holding period for the Common Stock.

Deduction by the Company

     A deduction is allowed to the Company for federal income tax purposes equal to the amount of ordinary income taxable to a Director, provided such amount is reasonable and constitutes an ordinary and necessary business expense of the Company, and provided the Company satisfies its tax reporting obligations with respect to such income.

 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL 3. THE AFFIRMATIVE VOTE OF AT LEAST A MAJORITY OF THE SHARES OF THE COMPANY'S COMMON
    STOCK REPRESENTED AT THE ANNUAL MEETING IS REQUIRED FOR APPROVAL OF THIS
                                   PROPOSAL.

          PROPOSAL 4:  RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     KPMG LLP ("KPMG"), certified public accountants, audited the Company's consolidated financial statements for the fiscal year ended December 31, 2000.

     The Board of Directors has appointed KPMG to audit the Company's consolidated financial statements for the fiscal year ending December 31, 2001, and recommends that the stockholders vote for ratification of such appointment. The ratification requires the affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting. In the event the ratification is not approved, the Board of Directors will reconsider its selection. Representatives of KPMG are expected to be available to respond to questions from stockholders present at such meeting.

                           2002 STOCKHOLDER PROPOSALS

     In order for a stockholder proposal to be considered for inclusion in the Company's proxy statement for the 2002 Annual Meeting, the proposal must be received at the Company's offices no later than December 31, 2001. Rule 14a-8 of the SEC contains standards as to what stockholder proposals are required to be included in a proxy statement.

     Any stockholder who wishes to submit a stockholder proposal should send it to the Secretary of the Company at 11501 Northeast Expressway, Oklahoma City, Oklahoma 73131.

                                 OTHER MATTERS

     The Board of Directors does not know of any other matters that are likely to be presented for consideration at the Annual Meeting. Should any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

                            SOLICITATION OF PROXIES

     All costs in connection with the solicitation of the enclosed proxy will be borne by the Company. In addition to solicitations of proxies by use of the mail, certain officers or employees of the Company, without additional remuneration, may solicit proxies personally or by telephone, facsimile and mail. The Company has retained D.F. King & Co., Inc. to solicit proxies for a fixed fee of $5,000, plus reimbursement of certain out-of-pocket expenses. In addition, the Company will also request brokers, dealers, banks and other nominees to solicit proxies from their clients, where appropriate, and will reimburse them for reasonable expenses related thereto.

                                          RICHARD A. KIPF
                                          Secretary

Oklahoma City, Oklahoma
April 25, 2001

                                                                      APPENDIX A

                         CHARTER OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

I. AUDIT COMMITTEE PURPOSE

     The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling certain of its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     - Monitor the integrity of the Company's financial reporting process and related systems of internal controls.

     - Monitor the independence and performance of the Company's independent auditors.

     - Provide an avenue of communication among the independent auditors, management and the Board of Directors.

     - Monitor the Company's safety programs as described below.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone else in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary or appropriate in the performance of its duties.

II. AUDIT COMMITTEE COMPOSITION AND MEETINGS

     Audit Committee members shall meet the requirements of the New York Stock Exchange. Subject to the preceding sentence, the Audit Committee shall be comprised of such number of directors as determined from time to time by the Board. The members shall be elected by the Board and each shall be an independent nonexecutive director, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the committee shall have accounting or related financial management expertise.

     The audit committee Chair will be selected by the members thereof. If the audit committee Chair is not present at a meeting, the members of the Committee may designate a Chair for the meeting by majority vote of the Committee members present. A quorum of the Committee shall be a majority of the members thereof.

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee shall meet privately in separate executive session at least annually with management and with the independent auditors. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III. RESPONSIBILITIES AND DUTIES -- FINANCIAL MATTERS

     The Committee's role is to oversee the Company's financial reporting process; the Company's management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements. Additionally, it is recognized that the Company's financial management, as well as the independent auditors, have more time, knowledge and detailed information about the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the

Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditors' work.

     The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

  Review Procedures

     1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the Charter published at least every three years in accordance with the regulations of the Securities and Exchange Commission ("SEC").

     2. Review the Company's annual audited financial statements to be included in the Company's Form 10-K and Annual Report to Stockholders prior to filing or distribution. Review should include discussion with management and the independent auditors of significant issues regarding accounting principles, practices, and judgments required to be communicated by independent auditors in accordance with SAS 61.

     3. In consultation with the management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report on such exposures. Review any significant findings prepared by the independent auditors together with management's responses.

     4. Discuss with financial management and the independent auditors the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 5). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

  Independent Auditors

     5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the performance and independence of the independent auditors. Consistent with this role, the Committee shall:

     - Request from the outside auditors annually, a formal written statement delineating all relationships between the auditors and the Company consistent with Independence Standards Board Standard Number 1;

     - Discuss with the outside auditors any such disclosed relationships and their impact on the outside auditors' independence;

     - Recommend that the Board take appropriate action in response to the outside auditors' report to satisfy itself of the auditors' independence;

     - Recommend to the Board annually the retention of independent auditors for the Company and recommend any termination of the retention of the independent auditors that the Committee considers appropriate;

     - Approve the fees and other significant compensation to be paid to the independent auditors;

     - Review the independent auditors audit plan -- discuss scope, staffing, locations, reliance upon management, and general audit approach; and

     - Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

  Other

     6. On at least an annual basis, review with the Company's general counsel, any legal matters that could have a significant impact on the Company's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

     7. Annually prepare a report to the Company's stockholders as required by the SEC. The report should be included in the Company's annual proxy statement.

     8. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

     9. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

IV. RESPONSIBILITIES AND DUTIES -- SAFETY MATTERS

     The Committee shall have the additional role of specified oversight of the Company's safety policies and procedures as reflected in the Company's Safety Manual (the "Safety Procedures"); the Company's management is responsible for developing and implementing the Company's Safety Procedures and their adequacy. Additionally, it is recognized that the Company does employ and retain individuals with expertise and experience in the safe operation of the Company's amusement facilities and that these individuals, and not the Committee members, have the time, knowledge and information necessary to assess the adequacy of the Company's Safety Procedures for assuring adherence to those policies. Consequently, in carrying out its oversight responsibilities the Committee is not providing any expert or special assurance as to safety matters.

     The following functions shall be the common recurring activities of the Committee in carrying out its safety oversight function. These functions are set forth as a guide with understanding that the Committee may diverge from this guide as appropriate given the circumstances.

     The Committee's duties and responsibilities will include:

          1. Review, on an annual basis, a report addressed to the Committee from the person designated by management as the executive in charge of safety matters (the " Safety Manager") concerning the appropriateness of the Company's existing Safety Procedures, their implementation and any proposals of the Safety Manager or management concerning changes therein.

          2. Review, on an annual basis, a report from the Company's General Counsel regarding the appropriateness of the Safety Procedures under existing law and including a discussion of new legislation and legal trends.

          3. The Chair or such other member or members designated by the Committee will act as special liaison between the Committee and the Safety Manager and will be available to discuss with the Safety Manager, either by phone or in person, any safety issues that the Safety Manager believes require Committee attention prior to the next scheduled Committee meeting. Without limiting the generality of the foregoing, in the event of any material dispute between the Safety Manager and senior management of the Company with regard to safety matters, the Safety Manager shall bring such situation to the attention of the Chair or such designated member or members of the Committee.

          4. In the event of any vacancy in the position of Safety Manager, the Committee (or designated members thereof) will meet with any person whom management proposes to be selected as the successor Safety Manager prior to the effectiveness of such selection. In that case the Committee will make a recommendation to management regarding such selection.

          5. The Committee shall instruct management to develop procedures so that any park-level Safety Manager is able to report directly to the Company's Safety Manager any safety concerns relating to such park.

          6. Periodically report to the Board of Directors on significant results of the foregoing activities.

                                                                      APPENDIX B

                                SIX FLAGS, INC.

                      2001 STOCK OPTION AND INCENTIVE PLAN

I. THE PLAN

     There is hereby established the 2001 Stock Option and Incentive Plan (the "Plan") for Six Flags, Inc. (the "Company"), under which options may be granted to purchase shares of the common stock of the Company, under which shares of such common stock may be sold at incentive prices below the market price at the time of sale, and under which stock appreciation rights may be granted.

II. AMOUNT OF STOCK

     A maximum of three million five hundred thousand (3,500,000) shares of the Company's common stock may be issued under the Plan upon exercises of options or stock appreciation rights or upon purchases at incentive prices. Such shares may be authorized but unissued shares, shares held in the treasury or outstanding shares purchased from their owners on the market or otherwise. If any option or stock appreciation right granted under the Plan terminates or is cancelled for any reason or expires before the option or stock appreciation right is exercised in full or if any shares sold under the Plan are reacquired by the Company by reason of any right to reacquire such shares established at the time the shares were initially sold, the shares previously reserved for issuance upon exercise of such option or stock appreciation right or the shares so reacquired shall not count toward the maximum number of shares that may be issued under the Plan, as adjusted pursuant to the next paragraph, and such shares shall again be available to be issued under the Plan.

     If the outstanding shares of the Company's common stock are from time to time increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through merger, consolidation, reorganization, split-up, split-off, spin-off, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made in the number, kind and price of shares which may be issued upon purchases made under the Plan and an appropriate and proportionate adjustment shall be made in the number, kind and price of shares and/or other property which may be issued upon exercise of options or stock appreciation rights granted under or to be granted the Plan such that each such option or stock appreciation right shall thereafter be exercisable for such securities, cash and/or other property as would have been received and at such exercise price as would have been paid in respect of the shares subject to the option or stock appreciation right had such option or right been exercised in full immediately prior to such increase, decrease or change. Such adjustment shall be made successively each time that any such increase, decrease or change is made.

     To the extent that the aggregate fair market value of stock subject to one or more Incentive Stock Options that are first exercisable by an individual in any calendar year under the Plan (and under all other plans of the Company and its subsidiary corporations) exceeds $100,000, determined as of the time the option is granted, such options shall be treated as options that are not Incentive Stock Options. This limitation will be applied by taking into account options in the order in which they were granted and without taking into account Incentive Stock Options that were granted before 1987.

III. ADMINISTRATION

     (a) The Plan shall be administered by a Committee of Directors of the Company appointed by the Board of Directors which shall include not fewer than two Directors of the Company, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and "outside directors" within the meaning of Treasury Regulation Section 1.162-27(e)(3). The Board of Directors may from time to time remove members from or add members to the Committee. Vacancies on the Committee, however caused, shall be filled by the Board of Directors. Acts of the Committee may be authorized by a vote of the members if
(i) at a meeting, held at a time and place and in accordance with rules adopted by the Committee, at which a majority of the members of the Committee are present and acting, or (ii) reduced to and approved in writing by a majority of the members of the Committee.

     (b) Subject to the express terms and conditions of the Plan, the Committee shall have full power to construe the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for the administration of the Plan. The exercise of these powers by the Committee shall be conclusive and binding upon all present, past and future participants in the Plan.

     (c) The Committee may from time to time determine to which officers or other employees eligible for selection as participants in the Plan, if any, options or stock appreciation rights shall be granted or shares shall be sold under the Plan, the number of shares which may be issued upon exercise of any such option or which may be sold to any such participant, the restrictions and forfeiture provisions related to any such grant or sale, the period during which any option or stock appreciation right may be exercised, the circumstance under which the period of exercise may be accelerated, the exercise price of any option or right and the purchase price of any shares, the means of payment of the exercise price and of any withholding taxes upon exercise of any option or for any shares, and the extent to which any option, right or share may be transferred to family members of the participant, trusts for the benefit of such family members or partnerships of which such family members are the only partners, determined in each case in accordance with the provisions of the Plan. In addition, the Committee shall have full power and discretion to establish and administer performance goals and business criteria, establish performance periods, and to certify that performance goals have been attained, in each case, to the extent required to comply with Section 162(m) of the Code.

     (d) The Committee shall report in writing to the Secretary of the Company the names of the officers or other employees selected as participants in the Plan, and the terms and conditions of the options to be granted or the shares to be sold to each of them.

IV. ELIGIBILITY FOR PARTICIPATION

     All officers and key employees of the Company and its subsidiary corporations (including officers or employees who are members of the Company's Board of Directors, but excluding directors who are not officers or employees) shall be eligible for selection as participants in the Plan. For this purpose a "subsidiary corporation" is a corporation so defined under
Section 424(f) of the Code.

V. TERMS AND CONDITIONS OF OPTIONS AND STOCK APPRECIATION RIGHTS

     The terms and conditions of each grant of an option, stock appreciation right or right to purchase shares at an incentive price under the Plan shall be evidenced by an option agreement or other grant agreement executed by the Company and the participant, which shall contain the following provisions, if applicable:

          (a) The number of shares which may be issued upon exercise of the option, the period during which the option may be exercised, the purchase price or prices per share to exercise the option, and the means of payment for the shares and for any withholding taxes imposed upon exercise of the option; provided, however, that notwithstanding any other provision of the Plan to the contrary, an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted, and, provided, further, that in the case of an Incentive Stock Option granted to a person who, at the time such Incentive Stock Option is granted, owns shares of the Company or any of its subsidiary corporations which possess more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of such subsidiary corporations, such Incentive Stock Option shall not be exercisable after the expiration of five (5) years from the date such option is granted, and, provided, further, that the purchase price or prices of each share of the Company's common stock subject to any option under the Plan shall be determined as follows:

             (i) The purchase price of each share subject to an Incentive Stock Option under the Plan shall be not less than one hundred percent (100%) of the fair market value of such share on the date the option is granted; provided, however, that in the case of an Incentive Stock Option granted to a person who, at the time such Incentive Stock Option is granted, owns shares of the Company or any of its subsidiary corporations which possess more then ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of such subsidiary corporations, the purchase price of each share subject to such Incentive Stock Option shall be not less than one hundred and ten percent (110%) of the fair market value of such share on the date the option is granted. In determining stock ownership by an employee for any purpose under the Plan, the rules of Section 424(d) of the Code shall apply, and the Board of Directors and the Committee may rely on the representations of fact made to them by the employee and believed by them to be true.

             (ii) The purchase price of each share subject to a nonqualified stock option under the Plan shall be determined by the Committee prior to granting the option. The Committee shall set the purchase price for each share subject to a nonqualified stock option at either the fair market value of such share on the date the option is granted, or at such other price as the Committee in its sole discretion shall determine; provided, however, that in no event shall the purchase price of a share subject to a nonqualified stock option under the Plan be less than 50% of the fair market value of such share on the date the option is granted.

             (iii) The fair market value of the shares on a particular date shall be deemed to be the average (mean) of the reported "high" and "low" sales prices of such shares on the largest national securities exchange (based on the aggregate dollar value of securities listed) on which such shares are then listed or traded. If such shares are not listed or traded on any national securities exchange, then, in each case, to the extent the Committee determines in good faith that the following prices arise out of a bona fide, established trading market for the shares: (i) the average of the reported "high" and "low" sales price of such shares in the over-the-counter market, as reported on the National Association of Securities Dealers Automated Quotations System, or, if such prices are not reported thereon, the average of the closing bid and asked prices as so reported, or (ii) if such prices are not reported, then the average of the closing bid and asked prices reported by the National Quotation Bureau Incorporated. In all other cases, the fair market value of a share shall be established by the Committee in good faith.

          (b) Such terms and conditions of exercise as may be set by the Board of Directors or the Committee and specified in the option agreement or other grant agreement.

          (c) That the option, in the case of an Incentive Stock Option, is not transferable other than by will or the laws of descent and distribution and is exercisable during the grantee's lifetime only by the grantee or, if the grantee is disabled, by his guardian or legal representative or, in the case of a nonqualified stock option, is not transferable other than by will, the laws of descent and distribution or, to the extent and subject to any condition provided in the option agreement, to immediate family members of the grantee, trusts for the exclusive benefit of such family members or partnerships of which such family members are the only partners.

          (d) In addition to the restrictions set forth in (c) above, such restrictions on transfer of the option, and such restrictions on transfer of the shares acquired upon exercise of the option, as may be set by the Committee.

          (e) Such other terms and conditions not inconsistent with the Plan as may be set by the Committee, including provisions allowing acceleration of options upon a change of control of the Company or otherwise.

          (f) In the discretion of the Committee, any option granted hereunder may provide that such option may be exercised by the holder's surrender of all or part of such option to the Company in exchange for a number of shares of the Company's common stock having a total market value, as of the date of surrender, equal to the excess of (i) the market value, as of the date of surrender, of the number of shares that could be acquired by the exercise of the portion of the option that is surrendered, over (ii) the aggregate exercise price which would otherwise be paid to the Company upon a normal exercise of the option as to that number of shares. In the event the foregoing calculation would require the issuance of a fractional share, the Company shall, in lieu thereof, pay cash to the holder in an amount equal to the fair market value of such fractional share as of the date of surrender.

          (g) The Committee may, in its discretion, grant stock appreciation rights to participants who are concurrently being granted, or previously have been granted, options under the Plan. A stock appreciation right shall be related to a particular option (either to an option previously granted or to an option granted concurrently with the stock appreciation right) and shall entitle the participant, at such time or times as the related option is exercisable, and upon surrender of the then exercisable option, or part thereof, and exercise of the stock appreciation right, to receive payment of an amount determined pursuant to paragraph (ii) below.

          Stock appreciation rights shall be subject to the following terms and conditions, to the terms of subsection (c) above regarding the transferability of nonqualified stock options, and to such other terms and conditions not inconsistent with the Plan as the Committee may approve and direct:

             (i) A stock appreciation right shall be exercisable by a participant at such time or times, and to such extent, as the option to which it relates is then exercisable; provided, however, that a stock appreciation right may be exercised for cash only during the period beginning on the third business day following the date of release for publication by the Company of quarterly or annual summary statements of earnings and ending on the twelfth business day following such date and, provided further, that the Committee may impose such other conditions on exercise as may be required to satisfy the requirements of Rule 16b-3 under the Exchange Act (or any successor provision in effect at that time).

             (ii) Upon exercise of the stock appreciation right and surrender of the corresponding exercisable portion of the related option, a participant shall be entitled to receive payment of an amount determined by multiplying:

                A. the difference obtained by subtracting the option exercise price per share of common stock under the related option from the fair market value of a share of common stock of the Company on the date of exercise of the stock appreciation right, by

                B. the number of shares subject to the related option with respect to which the stock appreciation right is being exercised.

             (iii) Unless otherwise provided, payment of the amount determined under the preceding paragraph (ii) shall be made one-half in cash and one-half in shares of common stock of the Company valued at their fair market value on the date of exercise of the stock appreciation right, provided, however, that the Committee, in its sole discretion, may either require or allow the holder of the stock appreciation right to elect for the stock appreciation right to be settled solely in such shares, solely in cash, or in some other proportion of shares and cash, and provided, further, that cash shall, in any event, be paid in lieu of fractional shares.

             (iv) The shares and/or cash delivered or paid to a participant upon exercise of the stock appreciation right shall be issued or paid in consideration of services performed for the Company or for its benefit by the participant.

          (h) Notwithstanding anything herein to the contrary, during the term of the Plan, no participant may be granted options or other rights to purchase, including stock appreciation rights with respect to, more than 1,750,000 shares of common stock under the Plan, as adjusted pursuant to
     Section II above. If any option or stock appreciation right granted to a participant under the Plan terminates or is cancelled for any reason or expires before the option or stock appreciation right is exercised in full or if any shares sold to such participant under the Plan are reacquired by the Company by reason of any right to reacquire such shares established at the time the shares were initially sold, the shares subject to such options and stock appreciation rights and the shares so reacquired shall not count toward the maximum number of shares that may be issued to such participant under the Plan.

VI. PROCEEDS FROM SALES OF SHARES

     The proceeds from the sale of shares under the Plan, upon the exercise of options or directly, shall be added to the general funds of the Company and may thereafter be used from time to time for such corporate purposes as the Board of Directors may determine and direct.

VII. AMENDMENT, SUSPENSION OR TERMINATION OF PLAN

     The Board of Directors may at any time amend, suspend or terminate the Plan. However, no such action by the Board of Directors may be taken without the approval of the stockholders of the Company entitled to vote thereon if such action would increase the aggregate number of shares subject to the Plan (other than pursuant to Section II of the Plan), change the provisions regarding eligibility for participation in the Plan, reduce the exercise price of an Incentive Stock Option to below the price required by Section V(a)(i) of the Plan or materially increase the benefit accruing to participants under the Plan. No amendment, suspension or termination of the Plan shall alter or impair any rights or obligations under any outstanding option agreement or other grant agreement without the consent of the holder.

VIII. PROVISIONS FOR EMPLOYEES OF SUBSIDIARIES

     In connection with the granting of an option or the sale of any shares to a participant who is an employee of a subsidiary corporation, as defined in
Section IV of the Plan, the Company may sell the shares to be optioned or sold to such employee to the subsidiary corporation which is his employer, at a price which shall be not less than the option exercise price or the purchase price of the shares paid by such participant, but which may be more, in order that the shares sold to the participant, or issued to the participant upon exercise of an option may be issued or sold to him directly by his employer corporation.

IX. EFFECTIVE DATE AND TERMINATION OF THE PLAN

     (a) The Plan shall be submitted for a vote at a meeting of the stockholders of the Company or shall be approved by written consent of the stockholders in accordance with and only to the extent permitted by the Company's charter and by-laws and by applicable state laws prescribing the method and degree of stockholder approval required for the issuance of corporate stock or options; provided, that if applicable state law does not provide a method and degree of required approval, the Plan must be approved by a majority of the votes cast at a duly held stockholders' meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the Plan.

     (b) If approved by the stockholders of the Company within 12 months before or after adoption of the Plan by the Board, the Plan shall become effective on the later of the date of such stockholder approval or the date of adoption of the Plan by the Board (the "Effective Date"). Unless sooner terminated by the Board, the Plan shall terminate on the date ten (10) years after the earlier of
(i) the date the Plan is adopted by the Board or (ii) the Effective Date. After termination of the Plan, no further options may be granted or shares sold under the Plan (other than upon the exercise of options previously granted under the Plan); provided, however, that such termination will not affect any options granted or shares sold prior to termination of the Plan or the provisions of the Plan relating to such options or shares.

X. MISCELLANEOUS

     (a) The invalidity or illegality of any provision of the Plan shall not affect the validity or legality of any other provision of the Plan.

     (b) The Plan, any options or stock appreciation rights granted or shares sold thereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware from time to time obtaining.

                                                                      APPENDIX C

                                SIX FLAGS, INC.

                        STOCK OPTION PLAN FOR DIRECTORS

I. THE PLAN

     There is hereby established the Stock Option Plan for Directors (the "Plan") for Six Flags, Inc. (the "Company"), under which options may be granted to purchase shares of the common stock of the Company.

II. AMOUNT OF STOCK

     A maximum of 250,000 shares of the Company's common stock may be issued under the Plan upon exercises of options. Such shares may be authorized but unissued shares, shares held in the treasury or outstanding shares purchased from their owners on the market or otherwise. If any option granted under the Plan terminates for any reason, is forfeited or expires before the option is exercised in full or if any shares sold under the Plan are reacquired by the Company by reason of any right to reacquire such shares established at the time the shares were initially sold, the shares previously reserved for issuance upon exercise of such option or the shares so reacquired shall again be available under the Plan. A reduction of the exercise price of an option shall be treated as a cancellation of the option and the issuance of a new option and, for purposes of the preceding sentence, such cancellation shall not be treated as the termination or expiration of the option and, following such reduction of the exercise price, the shares treated as cancelled shall not again be available under the Plan.

     If the outstanding shares of the Company's common stock are from time to time increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through merger, consolidation, reorganization, split-up, split-off, spin-off, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made in the number and kind of shares which may be issued upon exercise of options granted under the Plan such that each such option shall thereafter be exercisable for such securities as would have been received in respect of the shares subject to the option had such option been exercised in full immediately prior to such increase, decrease or change. Such adjustment shall be made successively each time that any such increase, decrease or change is made. In addition, in the event of any such increase, decrease or change, the Committee shall make such further adjustments as are appropriate to the maximum number of shares subject to the Plan or to the other provisions of the Plan or to options granted thereunder.

III. ADMINISTRATION

     (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company.

     (b) Subject to the express terms and conditions of the Plan, the Board shall have full power to construe the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for the administration of the Plan. The exercise of these powers by the Board shall be conclusive and binding upon all present, past and future participants in the Plan.

     (c) The Board may from time to time determine to which eligible directors, if any, options shall be granted under the Plan, the number of shares which may be issued upon exercise of any such option, the restrictions and forfeiture provisions related to any such grant, the period during which any option may be exercised, the circumstances under which the period of exercise may be accelerated, the exercise price of any option, the means of payment of the exercise price and of any withholding taxes upon exercise of any option, and the extent to which any option may be transferred to family members of the participant, trusts for the benefit of such family members or partnerships of which such family members are the only partners, determined in each case in accordance with the provisions of the Plan.

     (d) The Board may from time to time, with the consent of the participant, adjust or reduce the option prices of options held by such participant by canceling such options and granting options to purchase the same or a lesser number of shares at lower option prices or by modifying, extending or renewing such options, as those terms are defined in Section 424(h) of the Code, and the applicable regulations thereunder. The Board may, from time to time, conditionally or unconditionally accelerate, in whole or in part, rights to exercise any option granted under the Plan.

     (e) The Committee shall report in writing to the Secretary of the Company the names of the eligible directors selected as participants in the Plan, and the terms and conditions of the options to be granted to each of them.

IV. ELIGIBILITY FOR PARTICIPATION

     All non-employee directors of the Company shall be eligible for selection as participants in the Plan.

V. TERMS AND CONDITIONS OF OPTIONS

     The terms and conditions of each option granted under the Plan shall be evidenced by a Stock Option Agreement executed by the Company and the participant, which shall contain the following provisions, if applicable:

          (a) The number of shares which may be issued upon exercise of the option, the period during which the option may be exercised, the purchase price or prices per share to exercise the option, and the means of payment for the shares and for any withholding taxes imposed upon exercise of the option; provided, however, that the purchase price or prices of each share of the Company's common stock subject to any option under the Plan shall be determined as follows:

             (i) The purchase price of each share subject to a stock option under the Plan shall be determined by the Board prior to granting the option. The Board shall set the purchase price for each share subject to a stock option at either the fair market value of such share on the date the option is granted, or at such other price as the Board in its sole discretion shall determine; provided, however, that in no event shall the purchase price of a share subject to a stock option under the Plan be less than 50% of the fair market value of such share on the date the option is granted.

             (ii) The fair market value of the shares on a particular date shall be deemed to be the average (mean) of the reported "high" and "low" sales prices of such shares on the largest national securities exchange (based on the aggregate dollar value of securities listed) on which such shares are then listed or traded. If such shares are not listed or traded on any national securities exchange, then, in each case, to the extent the Committee determines in good faith that the following prices arise out of a bona fide, established trading market for the shares: (A) the average of the reported "high" and "low" sales price of such shares in the over-the-counter market, as reported on the National Association of Securities Dealers Automated Quotations System, or, if such prices are not reported thereon, the average of the closing bid and asked prices as so reported, or (B) if such prices are not reported, then the average of the closing bid and asked prices reported by the National

        Quotation Bureau Incorporated. In all other cases, the fair market value of a share shall be established by the Committee in good faith.

          (b) Such terms and conditions of exercise as may be set by the Board and specified in the Stock Option Agreement.

          (c) That the option is not transferable other than by will, the laws of descent and distribution or, to the extent and subject to any condition provided in the Stock Option Agreement, to immediate family members of the grantee, trusts for the exclusive benefit of such family members or partnerships of which such family members are the only partners.

          (d) In addition to the restrictions set forth in (c) above, such restrictions on transfer of the option, and such restrictions on transfer of the shares acquired upon exercise of the option, as may be set by the Board.

          (e) Such other terms and conditions not inconsistent with the Plan as may be set by the Board, including provisions allowing acceleration of options upon a change of control of the Company or otherwise.

          (f) In the discretion of the Board, any option granted hereunder may provide that such option may be exercised by the holder's surrender of all or part of such option to the Company in exchange for a number of shares of the Company's common stock having a total market value, as of the date of surrender, equal to the excess of (i) the market value, as of the date of surrender, of the number of shares that could be acquired by the exercise of the portion of the option that is surrendered, over (ii) the aggregate exercise price which would otherwise be paid to the Company upon a normal exercise of the option as to that number of shares. In the event the foregoing calculation would require the issuance of a fractional share, the Company shall, in lieu thereof, pay cash to the holder in an amount equal to the fair market value of such fractional share as of the date of surrender.

          (g) Notwithstanding anything herein to the contrary, during the term of the Plan, no participant may be granted options with respect to more than 50% in the aggregate of the number of shares of common stock authorized to be issued under the Plan, counted as provided in, and as adjusted pursuant to, Section II above.

VI. LIMITATION ON PRICE FOR SHARES

     No option shall be granted under the Plan at an exercise price that is less than the par value of the shares optioned.

VII. PROCEEDS FROM SALES OF SHARES

     The proceeds from the sale of shares under the Plan upon the exercise of options shall be added to the general funds of the Company and may thereafter be used from time to time for such corporate purposes as the Board may determine and direct.

VIII. AMENDMENT, SUSPENSION OR TERMINATION OF PLAN

     The Board may at any time amend, suspend or terminate the Plan. However, no such action by the Board may be taken without the approval of the stockholders of the Company entitled to vote thereon if such action would increase the aggregate number of shares subject to the Plan (other than pursuant to Section II of the Plan), change the provisions regarding eligibility for participation in the Plan or materially increase the benefit accruing to participants under the Plan. No amendment, suspension or termination of the Plan shall alter or impair any rights or obligations under any outstanding Stock Option Agreement without the consent of the holder of the Stock Option Agreement.

IIX. EFFECTIVE DATE AND TERMINATION OF THE PLAN

     (a) The Plan shall be submitted for a vote at a meeting of the stockholders of the Company or shall be approved by written consent of the stockholders in accordance with and only to the extent permitted by the Company's charter and by-laws and by applicable state laws prescribing the method and degree of stockholder approval required for the issuance of corporate stock or options; provided, that if applicable state law does not provide a method and degree of required approval, the Plan must be approved by a majority of the votes cast at a duly held stockholders' meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the Plan.

     (b) If approved by the stockholders of the Company within 12 months before or after adoption of the Plan by the Board, the Plan shall become effective on the later of the date of such stockholder approval or the date of adoption of the Plan by the Board (the "Effective Date"). Unless sooner terminated by the Board, the Plan shall terminate on the date ten (10) years after the earlier of
(i) the date the Plan is adopted by the Board or (ii) the Effective Date. After termination of the Plan, no further options may be granted under the Plan (other than upon the exercise of options previously granted under the Plan); provided, however, that such termination will not affect any options granted prior to termination of the Plan.

X. MISCELLANEOUS

     (a) The invalidity or illegality of any provision of the Plan shall not affect the validity or legality of any other provision of the Plan.

     (b) The Plan, any options granted or shares sold thereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware from time to time obtaining.

                                     PROXY

                                SIX FLAGS, INC.

                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints KIERAN E. BURKE, JAMES F. DANNHAUSER, GARY STORY, JAMES M. COUGHLIN and RICHARD A. KIPF with full power to act without the others and with power to appoint his substitute as the undersigned's proxies to vote all shares of Common Stock of the undersigned in SIX FLAGS, INC. (the "Company"), a Delaware corporation, which the undersigned would be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Hotel Intercontinental, 111 East 48th Street, New York, New York 10017, on Tuesday, June 5, 2001, at 10:00 a.m., E.D.T., and at any and all adjournments thereof as follows:

1. ELECTION OF DIRECTORS
                       [ ] FOR all nominees listed below (except as marked to
                       the contrary below)                      [ ] * Exceptions
                       [ ] WITHHOLD AUTHORITY to vote for all nominees listed below

Nominees: KIERAN E. BURKE, PAUL A. BIDDELMAN, JAMES F. DANNHAUSER, MICHAEL E. GELLERT, FRANCOIS LETACONNOUX, STANLEY S. SHUMAN, GARY STORY

(INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

* Exceptions
---------------------------------------------

--------------------------------------------------------------------------------

2. Proposal to approve the Company's 2001 Stock Option and Incentive Plan. The Board of Directors recommends a vote FOR this proposal.
                     [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

3. Proposal to approve the Company's Stock Option Plan for Directors. The Board of Directors recommends a vote FOR this proposal.

                     [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

4. Proposal to ratify the selection of KPMG LLP as the Company's independent public accountants for the year ending December 31, 2001. The Board of Directors recommends a vote FOR this proposal.

                     [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

5. In their discretion such other business as may properly come before the meeting and any and all adjournments thereof.

    The shares of Common Stock represented by this proxy will be voted in accordance with the foregoing instructions. In the absence of any instructions, such shares will be voted for the election of the nominees listed in item 1 and for the proposals in item 2-4.

    The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held on June 5, 2001 and the Proxy Statement furnished therewith.

    The undersigned hereby revokes any proxy to vote shares of Common Stock of the Company heretofore given by the undersigned.

                                             -----------------------------------
                                                           (Date)

                                             Signature
                                             -----------------------------------

                                             Please date, sign exactly as name
                                             appears on this proxy, and promptly
                                             return in the enclosed envelope.
                                             When signing as guardian, executor,
                                             administrator, attorney, trustee,
                                             custodian, or in any other similar
                                             capacity, please give full title.
                                             If a corporation, sign in full
                                             corporate name by president or
                                             other authorized officer, giving
                                             title, and affix corporate seal. If
                                             a partnership, sign in partnership
                                             name by authorized person. In the
                                             case of joint ownership, each joint
                                             owner must sign.